UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2011

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On September 26, 2011, Accuride Corporation (“Accuride”) issued a press release announcing revised 2011 financial guidance and that it will hold a conference call to discuss such information.  The press release and the text of the slide presentation to be used by Accuride in connection with the conference call, including information concerning forward-looking statements and factors that may affect future results, are attached hereto as Exhibits 99.1 and 99.2, respectively.

Also on September 26, 2011, Accuride issued a press release announcing the sale of its wholly-owned subsidiary, Fabco Automotive Corporation (“Fabco”) to Fabco Holdings, Inc., a new company formed and capitalized by Wynnchurch Capital, Ltd. in partnership with Stone River Capital Partners, L.L.C.  The sale was concluded for a purchase price of $35,000,000 in cash, subject to a working capital adjustment, plus a contingent payment of up to $2,000,000 depending on Fabco’s financial performance during calendar year 2012.  The press release is attached hereto as Exhibits 99.3.

The information contained in this Item 7.01 and in Exhibits 99.1, 99.2, and 99.3 is being furnished and not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Accuride specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, Accuride makes no admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by reason of Regulation FD.

The information being furnished pursuant to this Item 7.01 is intended to be considered in the context of Accuride’s SEC filings and other public announcements that Accuride may make from time to time, by press release or otherwise. Accuride undertakes no duty or obligation to publicly update or revise the information contained in this report.  Furthermore, no inference should be drawn from the Company’s revised guidance that it will make additional updates with respect to that guidance or any other forward-looking statements made in the future.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release, dated September 26, 2011, entitled “Accuride Revised 2011 Financial Guidance”.

99.2	Text of Slide Presentation of Accuride Corporation used in connection with Accuride Corporation’s conference call to discuss revised financial guidance.

99.3	Press Release, dated September 26, 2011, entitled “Accuride Corporation Announces Sale of its Fabco Automotive Subsidiary”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

/s/ STEPHEN A. MARTIN	Dated: September 26, 2011
Stephen A. Martin
Senior Vice President / General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated September 26, 2011, entitled “Accuride Revised 2011 Financial Guidance”.
99.2	Text of Slide Presentation of Accuride Corporation used in connection with Accuride Corporation’s conference call to discuss revised financial guidance.
99.3	Press Release, dated September 26, 2011, entitled “Accuride Corporation Announces Sale of its Fabco Automotive Subsidiary”.